                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                       SECURITIES AND EXCHANGE ACT OF 1934


Date of Report:   September 1, 1999
-----------------------------------
(Date of earliest event reported)

                       NISSAN AUTO RECEIVABLES CORPORATION
             ON BEHALF OF NISSAN AUTO RECEIVABLES 1999-A OWNER TRUST
         --------------------------------------------------------------
             (Exact name of registrant as specified in its charter)


           DELAWARE                      333-82763              33-0479655
  (State or Other Jurisdiction    (Commission File Number)   (I.R.S. Employer
         of Incorporation)                                  Identification No.)

                              990 WEST 190TH STREET
                           TORRANCE, CALIFORNIA 90502

               --------------------------------------------------

                    (Address of principal executive offices)

       Registrant's telephone number, including area code: (310) 719-8013

ITEM 5. OTHER EVENTS

                  On September 1, 1999, Nissan Auto Receivables Corporation ("NARC") and Nissan Motor Acceptance Corporation ("NMAC") entered into that certain Purchase Agreement, dated as of August 1, 1999 (the "Purchase Agreement"), pursuant to which NMAC transferred to NARC certain retail installment sales contracts relating to certain new, near-new and used automobiles and light-duty trucks (the "Receivables") and related property. On September 1, 1999, Nissan Auto Receivables 1999-A Owner Trust, a Delaware business trust created pursuant to that certain Amended and Restated Trust Agreement, dated as of August 6, 1999 (the "Trust Agreement"), by and between NARC, as depositor, and Chase Manhattan Bank Delaware, as Owner Trustee, entered into that certain Sale and Servicing Agreement, dated as of August 1, 1999 (the "Sale and Servicing Agreement"), by and among the Trust, NARC, as seller, and NMAC, as servicer, pursuant to which the Receivables and related property were transferred to the Trust. Also on September 1, 1999, the Trust caused the issuance, pursuant to an Indenture, dated as of August 1, 1999 (the "Indenture"), by and between the Trust, as issuer, and Norwest Bank Minnesota, National Association, as indenture trustee, and pursuant to the Sale and Servicing Agreement, of the Notes, issued in the following classes:
Class A-1, Class A-2 and Class A-3 (collectively, the "Notes"). The Notes, with an aggregate scheduled principal balance, as of July 31, 1999, of $662,590,000, were sold to Merrill Lynch & Co., Banc of America Securities LLC, Chase Securities Inc. and J.P. Morgan & Co., as underwriters (the "Underwriters"), pursuant to an Underwriting Agreement, dated August 25, 1999, by and among NARC, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the Underwriters. The Notes have been registered pursuant to the Securities Act of 1933, as amended, under a Registration Statement on Form S-3 (Commission File No. 333-82763).

                  Capitalized terms used herein and not defined herein have the meanings ascribed thereto in the Sale and Servicing Agreement.

                  Attached as Exhibit 1.1 is the Underwriting Agreement.
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     ITEM 7. FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS


(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits

         The exhibit number corresponds with Item 601(a) of Regulation S-K.

         Exhibit No.      Description
         -----------      -----------

         Exhibit 1.1 Underwriting Agreement, dated August 25, 1999, among NARC, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of itself and as a representative of the several Underwriters.

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on behalf of the Registrant by the undersigned thereunto duly authorized.

                                    NISSAN AUTO RECEIVABLES CORPORATION


                                       By:  /s/ Tomoaki Shimazu
                                       ---------------------------------------
                                       Name:    Tomoaki Shimazu
                                       Title:   Treasurer, Assistant Secretary
                                                and Director

September 1, 1999

                               EXHIBIT INDEX


Item 601(a) of Regulation S-K

Exhibit No.              Description
-----------              -----------

Exhibit 1.1 Underwriting Agreement dated August 25, 1999, among NARC, NMAC and Merrill Lynch, Pierce, Fenner & Smith Incorporated, on behalf of themselves and as representatives of the several Underwriters.